SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2009

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

501 W. Broadway, Suite 800 San Diego, CA 92101
(Address of principal executive offices)
(866) 982-0999
(Registrant’s Telephone Number)

3939 Royal Drive, Suite 226
Kennesaw, GA 30144

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

From 8-K

Current Report

Item 1.01

  Entry Into A Material Definitive Agreement

Joint Venture Agreement

On July 21, 2009, Endeavor Power Corp. (the “Company”) entered into a definitive Farmout Agreement (“Farmout Agreement”) with Togs Energy, Inc. (“Togs”), a wholly-owned subsidiary of TXO, PLC (“TXO”), and M-C Production and Drilling Co, Inc. (“MCPD”).

Under the terms of the Farmout Agreement, the Company has agreed to test/rework, and subsequently lease, six (6) wells located in the Randle Christian (Fair) lease in exchange for an aggregate of six hundred thousand ($600,000) dollars (the “Lease Cost”), for which the Company shall receive an assignment of a seventy-five percent (75%) working interest of an eighty percent (80%) net revenue lease held by Togs or its affiliate. The Lease Cost shall cover the costs to test and re-complete 6 wells to a depth of 3,400 or to such depth necessary to test and operate on the Woodbine Formation.  Each well has a per well cost of one hundred ($100,000) dollars. The Farmout Agreement provides that additional wells on the Lease may be drilled/deepened and/or that the parties may expand the joint venture to include other leases, further contributing to Endeavor’s long term goals. The project is described as a well deepening and re-work project, to a depth of 3,800’ with the objective of reaching lower stringers of the Woodbine Formation in the East Texas Field, which covers over 140,000 acres and has historically proven to produce oil consistently. The East Texas Field, originally discovered in 1930, encompasses 5 counties in East Texas, is 45 miles long and 18 miles wide. Importantly, the Field has many additional targets, with up to 11,000 existing wells of those 8,000 are currently producing and 3,000 are ready for re-development, of which TXO owns 348 wells.

The Farmout Agreement contemplates that MCPD shall act as the operator of the leases and such operations shall be governed by the A.A.P.L. Form 610-1982 Model Form Operating Agreement, established by the American Association of Petroleum Landmen.

The foregoing summary description of the terms of the Farmout Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of each of the Farmout Agreement, reference is made to such agreement, which is filed as Exhibits 10.1 hereto, and is incorporated by reference.

Item 7.01 Regulation FD Disclosure

On July 21, 2009, the Registrant issued a press release that announced the execution of the aforementioned Farmout Agreement.

A copy of the release is attached as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

The Farmout Agreement by and between the Company Togs Energy, Inc. (“Togs”)  and M-C Production and Drilling Co, Inc. (“MCPD”)

99.1

News release dated July 22, 2009

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

July 22, 2009

Endeavor Power Corp.

By:  /s/ Brandon Toth

Brandon Toth

President, CEO

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